EXHIBIT 99

FORM 4 JOINT FILER INFORMATION

Name:                     Barington Companies Equity Partners, L.P.

Address:                   c/o Barington Capital Group, L.P.
                888 Seventh Avenue, 17th Floor
                New York, New York 10019

Designated Filer:              Barington Capital Group, L.P.

Issuer & Ticker Symbol:         Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

        Signature:                      BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                    By: Barington Companies Investors, LLC, its general partner

                            By: /s/ James A. Mitarotonda
                            Name: James A. Mitarotonda
                            Title:   Managing Member

Name:                         Barington Investments, L.P.

Address:                   c/o Barington Capital Group, L.P.
                        888 Seventh Avenue, 17th Floor
                            New York, New York 10019

Designated Filer:              Barington Capital Group, L.P.

Issuer & Ticker Symbol:         Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

    Signature:                      BARINGTON INVESTMENTS, L.P.
                By: Barington Companies Advisors, LLC, its general partner

                By: /s/ James A. Mitarotonda
                Name: James A. Mitarotonda
                Title: Managing Member

Name:                         Barington Companies Advisors, LLC

Address:                   c/o Barington Capital Group, L.P.
                888 Seventh Avenue, 17th Floor
                            New York,  New York 10019

Designated Filer:              Barington Capital Group, L.P.

Issuer & Ticker Symbol:         Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

Signature:                      BARINGTON COMPANIES ADVISORS, LLC

                By: /s/ James A. Mitarotonda
                Name: James A. Mitarotonda
                Title: Managing Member

Name:                         Barington Companies Investors, LLC

Address:                   c/o Barington Capital Group, L.P.
                888 Seventh Avenue, 17th Floor
                New York, New York 10019

Designated Filer:              Barington Capital Group, L.P.

Issuer & Ticker Symbol:         Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                         8/17/06

    Signature:                          BARINGTON COMPANIES INVESTORS, LLC

                By: /s/ James A. Mitarotonda
                Name: James A. Mitarotonda
                Title: Managing Member

Name:                         Barington Companies Offshore Fund, Ltd.

Address:                   c/o Bison Financial Services LTD
                Bison Court Road Town
                                    Tortola, British Virgin Islands

Designated Filer:              Barington Capital Group, L.P.

Issuer & Ticker Symbol:         Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                         8/17/06

Signature                   BARINGTON COMPANIES OFFSHORE FUND, LTD.

                By: /s/ James A. Mitarotonda
                Name: James A. Mitarotonda
                Title: President

Name:                                 Barington Offshore Advisors, LLC

Address:                   c/o Barington Capital Group, L.P.
                888 Seventh Avenue, 17th Floor
                New York, New York 10019

Designated Filer:              Barington Capital Group, L.P.

Issuer & Ticker Symbol:         Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
    Statement:                 8/17/06

    Signature:                          BARINGTON OFFSHORE ADVISORS, LLC

                By: /s/ James A. Mitarotonda
                Name: James A. Mitarotonda
                Title: Authorized Signatory

Name:                         LNA Capital Corp.

Address:                   c/o Barington Capital Group, L.P.
                        888 Seventh Avenue, 17th Floor
                New York, New York 10019

Designated Filer:                      Barington Capital Group, L.P.

Issuer & Ticker Symbol:         Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                 8/17/06

    Signature:                      LNA CAPITAL CORP.

                By: /s/ James A. Mitarotonda
                Name: James A. Mitarotonda
                Title: President and CEO